UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 7, 2005

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                    1-13648          13-257-8432
(State or other jurisdiction of    (Commission File Number)  (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      On November 7, 2005, Balchem Corporation ("Balchem"), entered into a license agreement (the "License Agreement") with Project Management and Development Co., Ltd. ("PMD"), a corporation organized under the laws of Great Britain. The License Agreement gives PMD the right to utilize Balchem's proprietary continuous manufacturing technology for the production of aqueous choline chloride (the "Balchem Technology") in connection with PMD's construction and operation of an aqueous choline chloride production facility at PMD's Al-JuBail, Saudi Arabia petrochemical facility, currently scheduled for completion in 2008.

      The License Agreement provides PMD with the exclusive right to use the Balchem Technology in the Kingdom of Saudi Arabia, Bahrain, Oman, Qatar, Iraq, Iran, Kuwait and UAE, as well as the non-exclusive right to market, sell and use the products derived from the Balchem Technology on a world-wide basis. The License Agreement further provides that Balchem will be PMD's exclusive North American distributor for said products during the term of the agreement. The License Agreement terminates either 10 years from the start-up of the PMD's production facility or December 31, 2020, whichever is earlier.

      Pursuant to the License Agreement, PMD will pay Balchem a license fee of $1,400,000 and a fee of $840,000 for the delivery by Balchem of certain preliminary drawings, specifications, process design documents containing the Balchem Technology, and additional training. These fees are to be paid in installments upon achievement of certain performance milestones set forth in the License Agreement.

      Balchem will provide certain performance guarantees associated with the Balchem Technology. In the event that the PMD manufacturing facility, if properly designed and constructed, fails to attain said performance guarantees, liquidated damages may be assessed, but not exceeding 70% of the license fee.

      The foregoing description of the License Agreement is qualified in its entirety by the terms and provisions of the Process and Product License Agreement which is attached hereto as Exhibit 10.1. Although the PMD's signature on the License Agreement is dated October 18, 2005, PMD did not communicate its acceptance of the agreement to Balchem or deliver the executed agreement to Balchem until November 7, 2005, and therefore it did not become a binding agreement until that date.

      On November 14, 2005, the Company issued a press release announcing the entry into the Process and Product License Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

      (d) Exhibits

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Exhibit 10.1      Process and Product License Agreement dated November 7, 2005, by and between Balchem Corporation and Project Management and Development Co., Ltd.

Exhibit 99.1      Press Release of Balchem Corporation dated November 14, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     ---------------------------
                                                     Dino A. Rossi, President &
                                                     Chief Executive Officer

Dated: November 14, 2005

                                  Exhibit Index


Exhibit Number             Description
--------------             -----------

10.1 Process and Product License Agreement dated November 7, 2005, by and between Balchem Corporation and Project Management and Development Co., Ltd.

99.1              Press Release of Balchem Corporation dated November 14, 2005